                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4049

                              SCUDDER INCOME TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        09/30

Date of reporting period:       09/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder GNMA Fund

Annual Report to Shareholders

September 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2005

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception July 17, 2000 are derived from the historical performance of Class AARP shares of the Scudder GNMA Fund during such periods and have assumed the same expense structure. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/05
Scudder GNMA Fund	1-Year	3-Year	5-Year	10-Year
Class AARP	2.86%	3.08%	5.39%	5.61%
Class S	2.77%	3.03%	5.36%	5.60%
Lehman Brothers GNMA Index+	3.38%	3.60%	5.97%	6.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/05	$ 14.88	$ 14.86
9/30/04	$ 15.15	$ 15.14
Distribution Information: Twelve Months: Income Dividends as of 9/30/05	$ .69	$ .68
September Income Dividend	$ .0573	$ .0570
SEC 30-day Yield as of 9/30/05*	4.20%	4.33%
Current Annualized Distribution Rate as of 9/30/05*	4.62%	4.60%

* Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class AARP Lipper Rankings — GNMA Funds Category as of 9/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	10	of	61	17
3-Year	11	of	57	19
5-Year	20	of	45	44
10-Year	14	of	30	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder GNMA Fund — Class AARP [] Lehman Brothers GNMA Index+

Yearly periods ended September 30
Comparative Results as of 9/30/05
Scudder GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$10,286	$10,953	$13,003	$17,254
	Average annual total return	2.86%	3.08%	5.39%	5.61%
Class S	Growth of $10,000	$10,277	$10,937	$12,983	$17,241
	Average annual total return	2.77%	3.03%	5.36%	5.60%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,338	$11,118	$13,361	$18,645
	Average annual total return	3.38%	3.60%	5.97%	6.43%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2005
Actual Fund Return	Class AARP	Class S
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,017.70	$ 1,017.50
Expenses Paid per $1,000*	$ 2.83	$ 2.83
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 4/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/05	$ 1,022.26	$ 1,022.26
Expenses Paid per $1,000*	$ 2.84	$ 2.84

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S
Scudder GNMA Fund	.56%	.56%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder GNMA Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder GNMA Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

Senior Mortgage Backed Portfolio Manager: New York.

Joined the fund in 2002.

BIS, University of Minnesota.

In the following interview, Portfolio Manager William Chepolis discusses market conditions and investment strategy during the fund's most recent annual period ended September 30, 2005.

Q:  Will you describe the investing environment for mortgage securities over the fiscal year ended September 30, 2005?

A:  The biggest underlying trend affecting the fixed-income markets over the fund's annual period was the ongoing, gradual increase in short-term interest rates engineered by the Federal Reserve Board (the Fed). The Fed adjusted the benchmark fed funds rate upward eight times over the period in 25-basis-point (0.25%) increments, from 1.75% to the current 3.75%. Another noteworthy trend was the continued high price of crude oil, which started the period above $55 a barrel (already a record level) and reached the $70 range before moderating somewhat late in the period. To put this in context, note that oil was selling in the $30 range as recently as two years ago.

Despite rising short-term rates and high oil prices, longer-term interest rates rose only modestly over the year, as inflation concerns were muted by generally moderate overall economic growth and less-than-robust employment figures. The combination of steadily rising short-term rates and more stable long-term rates resulted in a substantial flattening of the yield curve and a corresponding narrowing of the yield advantage to be gained from investing in longer-term instruments. That said, toward the end of the period, long-term rates did creep upward as some of the growth and inflation indicators came in above expectations and investors looked for additional compensation for potentially higher inflation. In addition, Hurricane Katrina devastated the Gulf Coast in early September, creating the prospects of a significant boost in government spending in conjunction with reconstruction efforts and inflationary pressures from increasing materials prices.

This environment favored mortgage-backed securities relative to most other fixed-income investments, as gradually rising interest rates led fewer homeowners to refinance their mortgages. In managing the fund, we monitor mortgage refinancing activity closely because it is a good indicator of the fund's exposure to prepayment risk.1 Managing this prepayment risk helps us maximize the returns we look to pay out in the form of dividends to shareholders. For much of the period, the refinancing index, which indicates the number of mortgage refinance applications being filed week to week, was relatively stable or declined. This indicated a moderating of prepayment activity for mortgage holders, which was one of the reasons we invested a larger percentage of the fund in higher-coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages and may provide a less reliable income stream when prepayment rates are high).2

1 In return for yields that historically have averaged 1.25 percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. [Source: Mutual Fund Education Alliance]

2 Coupon is the interest rate on a bond that the issuer (in the case of mortgage-backed securities, the US government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to the mortgage company, so that a GNMA security with a 6% coupon would contain only mortgages on which homeowners are paying roughly 6% mortgage interest rates, and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his or her mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Q:  How did the fund perform in this environment?

A:  For the 12 months ended September 30, 2005, the fund's Class S shares posted a 2.77% total return, compared with the 3.38% return of the fund's benchmark, the Lehman Brothers GNMA Index.3 (Past performance is not a guarantee of future results. Please see pages 3 and 4 for the performance of other share classes.) The fund outperformed the 2.28% return of its average peer in the Lipper GNMA Funds category.4 At the close of the 12-month period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 2.96 years, compared with 2.81 years for the Lehman Brothers GNMA Index.5

3 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 The Lipper GNMA Funds category comprises funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. For the 1-, 5- and 10-year periods, this category's average was 2.28% (61 funds), 5.22% (45 funds) and 5.55% (30 funds), respectively, as of 9/30/05. Returns reflect reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

5 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates and should fall by 5% for a one-percentage-point rise in interest rates.

6 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Q:  Will you give us an overview of how you manage the fund?

A:  In managing the fund, we seek to provide a high level of current income while also working to limit the volatility of fund returns relative to the Lehman Brothers GNMA Index. Our first focus is on the fund's allocation between GNMAs and Treasury securities — both of which are backed by the full faith and credit of the US government.6 We will adjust the fund's Treasury exposure up or down based on our view of the relative value provided by GNMAs versus Treasuries and of how we expect the interest rate environment to affect each sector. This is of course within the context of a portfolio that will always have at least 80% of assets in GNMAs.

In putting together our GNMA allocation, we conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include loan age, loan size, geographic concentrations and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to control the fund's prepayment risk and maintain higher dividends.

We do not believe we can consistently and profitably predict the direction of interest rates, so we do not try to choose securities based on their duration — a measure of interest-rate sensitivity based on when investors can expect payments of principal and interest from a bond.

Q:  What were the fund's primary strategies during the period?

A:  For most of the period, we maintained a relatively high allocation in GNMA securities. This reflected our view that GNMAs offered attractive yields relative to US Treasury issues and that a backdrop of gradual interest rate increases would be favorable to GNMAs.

As we began the fiscal year, our primary concern was managing prepayment risk in a low-interest-rate environment in such a way as to maintain the fund's yield. This can be done by purchasing GNMA securities whose underlying loan pools have certain characteristics (such as smaller loan balances or a particular geographic focus) that indicate they are likely to prepay less rapidly, or by purchasing lower coupons, which provide less of an incentive to refinance into a lower loan rate.

The start of 2005 brought stronger economic growth and a continued "measured" approach to raising interest rates by the Federal Reserve policy makers. Given this backdrop, we chose to emphasize higher-coupon mortgages, as we viewed the risk/return trade-off as favoring these issues relative to lower coupons. In short, we expected rising interest rates to translate into falling prepayment risk for higher-coupon issues and thereby enable the fund to earn a consistent level of attractive income. Our focus on higher coupons worked well for the fund over the course of the year, as the gradual upward adjustment in interest rates was ideal for these issues. While this backdrop has helped restrain prepayments, we have attempted to further limit prepayment exposure by targeting pools with smaller underlying loan balances and by avoiding undue exposure to geographic areas that have been characterized by more rapidly increasing housing values and a higher level of refinancing activity.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly, and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Q:  What detracted from performance during the period?

A:  It's always possible to look back and see where, by taking additional risk with respect to the direction of interest rates or through more concentrated coupon allocations, we could have had marginally better returns. As noted, our strategy of moving into higher coupons around the first of the year was timely and helped returns throughout the remainder of the period. If we had at the same time increased our exposure to Treasuries, that would have helped produce a slightly higher return. In general, however, we had a strong year relative to our peer group while maintaining an attractive dividend.

Q:  How do you assess the economic environment for mortgage securities at present?

A:  GNMAs and most other mortgage-backed securities tend to do well in an environment of relatively stable interest rates. Sharply falling rates promote rapid prepayment of underlying mortgages, making investors less willing to pay for threatened cash flows, whereas rapid upward movement in rates makes the yields on current coupon issues less attractive, while also extending durations and increasing interest rate risk.

We continue to closely monitor the economy for signs that interest rates may become less stable and the environment less supportive of mortgage-backed securities. The full impact of Hurricane Katrina on the economy and the financial markets cannot yet be gauged. However, it would not be surprising if reconstruction spending resulted in a boost to economic growth, which was already showing indications of being stronger than expected prior to Katrina. This prospect could lead the Fed to extend its gradual tightening cycle for another few months. On the other side of the ledger, we will be watching closely to see if high gasoline and heating oil prices take a meaningful toll on consumer confidence and willingness to spend. This of course would operate to slow the economy and, under more extreme scenarios, could even cause the Fed to reverse course. In all likelihood, over the near term, we believe higher energy prices will rein in consumer spending, but longer term, the Gulf Coast reconstruction will boost economic growth.

On balance, we believe rates will continue to increase incrementally over the near term, which would support our strategy of focusing on higher-coupon issues. We have increased the fund's position in short-term instruments, particularly those with floating rates that stand to benefit from further Fed increases. In addition, because we view the GNMA market as being relatively fully priced at this stage in the cycle, we have increased the fund's exposure to US Treasury issues.

In all market environments, Scudder GNMA Fund will continue to seek a high level of income while also actively seeking to reduce downside risk as compared with other GNMA funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2005

Sector Diversification*	9/30/05	9/30/04

Government National Mortgage Association	92%	97%
US Treasury Obligations	5%	3%
Repurchase Agreement	3%	—
	100%	100%
GNMA Coupons**	9/30/05	9/30/04

0.0%-Less than 4.5%	7%	—
4.5%-6.0%	76%	72%
6.5%-7.0%	14%	22%
7.5%-8.0%	2%	5%
Greater than 8.0%	1%	1%
	100%	100%
Effective Maturity**	9/30/05	9/30/04

Less than 5 years	45%	52%
5-8 years	36%	41%
Greater than 8 years	19%	7%
	100%	100%

* Excludes Cash Equivalents and Securities Lending Collateral

** Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2005

	Principal Amount ($)	Value ($)

Government National Mortgage Association 95.4%
Government National Mortgage Association:
4.5%, with various maturities from 11/15/2017 until 8/15/2018	19,691,109	19,446,878
5.0%, with various maturities from 2/15/2018 until 7/1/2036 (g) (h)	517,325,351	512,722,956
5.5%, with various maturities from 10/15/2018 until 7/20/2035 (a) (g) (h)	1,144,171,850	1,154,378,097
6.0%, with various maturities from 8/15/2008 until 8/15/2035 (g) (h)	802,408,474	821,954,725
6.5%, with various maturities from 2/15/2008 until 12/20/2034 (a) (g) (h)	376,137,646	390,886,656
7.0%, with various maturities from 4/15/2008 until 6/15/2033	77,065,338	80,970,559
7.5%, with various maturities from 12/15/2006 until 10/15/2032	68,437,593	72,691,063
8.0%, with various maturities from 4/15/2008 until 9/15/2032	18,640,833	19,963,170
8.5%, with various maturities from 1/15/2006 until 2/15/2031	1,645,473	1,794,159
9.0%, with various maturities from 2/15/2020 until 8/15/2030	2,876,884	3,165,865
10.5%, with various maturities from 10/20/2016 until 1/20/2021	800,809	900,021
11.5%, with various maturities from 4/15/2013 until 2/15/2016	213,632	236,739
12.0%, with various maturities from 12/15/2012 until 7/15/2015	607,019	677,779
12.5%, with various maturities from 5/15/2010 until 8/15/2015	446,580	497,983
13.0%, with various maturities from 11/20/2014 until 7/15/2015	51,224	57,560
13.5%, with various maturities from 11/15/2012 until 10/15/2014	94,287	106,743
14.0%, with various maturities from 7/15/2011 until 12/15/2014	61,007	69,311
14.5%, 10/15/2014	44,026	50,537
15.0%, with various maturities from 7/15/2011 until 10/15/2012	32,936	37,699
16.0%, 2/15/2012	24,799	28,632
Total Government National Mortgage Association (Cost $3,097,530,643)		3,080,637,132

Collateralized Mortgage Obligations 9.6%
Government National Mortgage Association:
"HO", Series 2004-66, Principal Only, Zero Coupon, 9/20/2031	6,467,391	5,526,286
"PO", Series 2004-85, Principal Only, Zero Coupon, 1/17/2033	11,991,998	9,960,812
"JO", Series 2004-34, Principal Only, Zero Coupon, 2/20/2034	5,677,368	4,419,556
"A", Series 2005-80, 5.0%, 10/20/2031	25,000,000	25,042,969
"DA", Series 2005-45, 3.952%**, 6/16/2035	27,215,158	27,004,828
"FB", Series 2005-43, 3.989%**, 2/17/2032	14,000,000	13,933,034
"FA", Series 2005-18, 3.996%**, 10/20/2032	22,000,000	21,926,128
"AF", Series 2005-48, 3.996%**, 6/20/2035	29,377,833	29,160,631
"GF", Series 2005-58, 3.996%**, 8/20/2035	39,752,843	39,462,893
"PF", Series 2005-53, 4.046%**, 1/20/2035	11,471,530	11,379,826
"F", Series 2005-56, 4.072%**, 7/16/2035	32,113,799	32,001,253
"FM", Series 2004-80, 4.096%**, 7/20/2034	30,000,000	30,190,728
"AF", Series 2005-39, 4.096%**, 6/20/2035	13,700,000	13,633,647
"FP", Series 2003-67, 4.696%**, 8/20/2033	14,971,875	14,875,164
"LI", Series 2003-66, Interest Only, 5.0%, 3/20/2026	7,597,500	678,489
"IM", Series 2004-4, Interest Only, 5.0%, 7/16/2026	20,111,929	1,604,616
"KI", Series 2004-19, Interest Only, 5.0%, 10/16/2027	23,714,216	2,257,404
"AC", Series 2005-38, 5.0%, 1/20/2031	19,880,367	19,803,929
"IH", Series 2003-86, Interest Only, 5.5%, 3/20/2024	7,409,082	203,973
"IB", Series 2004-64, Interest Only, 5.5%, 4/20/2028	7,271,199	720,195
"IG", Series 2004-75, Interest Only, 5.5%, 1/20/2031	3,527,000	836,044
"ZB", Series 2005-65, 6.0%, 9/20/2032	6,821,079	6,893,811
Total Collateralized Mortgage Obligations (Cost $313,596,961)		311,516,216

US Treasury Obligations 5.1%
US Treasury Bills, 3.307%*, 10/20/2005 (f)	1,030,000	1,028,241
US Treasury Note:
3.875%, 9/15/2010 (a)	37,000,000	36,476,783
4.0%, 8/31/2007 (a)	87,000,000	86,704,374
4.0%, 2/15/2015 (a)	40,100,000	39,034,863
Total US Treasury Obligations (Cost $165,288,673)		163,244,261

	Shares	Value ($)

Securities Lending Collateral 7.9%
Scudder Daily Assets Fund Institutional, 3.84% (b) (c) (Cost $255,433,125)	255,433,125	255,433,125
	Principal Amount ($)	Value ($)

Repurchase Agreement 3.8%
State Street Bank and Trust Co., 3.55%, dated 9/30/2005, to be repurchased at $121,755,009 on 10/3/2005 (Cost $121,719,000) (e)	121,719,000	121,719,000
	Shares	Value ($)

Cash Equivalent 7.7%
Scudder Cash Management QP Trust, 3.74% (d) (Cost $250,000,000)	250,000,000	250,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,203,568,402)+	129.5	4,182,549,734
Other Assets and Liabilities, Net	(29.5)	(951,344,638)
Net Assets	100.0	3,231,205,096

* Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2005.

+ The cost for federal income tax purposes was $4,203,641,772. At September 30, 2005, net unrealized depreciation for all securities based on tax cost was $21,092,038. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,766,682 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,858,720.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2005 amounted to $250,193,119, which is 7.7% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Additional collateral of $983,413 was also held in connection with securities lending in the form of US Treasury bonds.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Collateralized by $124,000,000 Federated Home Loan Mortgage Corp., 2.125%, maturing on 11/15/2005 with value of $124,700,676.

(f) At September 30, 2005, this security has been segregated in whole or in part, to cover initial margin requirements for open futures contracts.

(g) Mortgage dollar rolls included.

(h) When-issued or forward delivery pools included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At September 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10-Year US Treasury Note	12/20/2005	1,716	190,679,091	188,625,937	(2,053,154)

At September 30, 2005, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2-Year US Treasury Note	12/30/2005	293	(60,349,517)	(60,325,953)	23,564
10-Year Interest Rate Swap	12/19/2005	549	(59,888,856)	(60,046,875)	(158,019)
Total net unrealized depreciation on open future contracts					(134,455)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2005
Assets
Investments: Investments in securities, at value (cost $3,576,416,277) — including $250,193,119 of securities loaned	$ 3,555,397,609
Investment in Scudder Cash Management QP Trust (cost $250,000,000)	250,000,000
Investment in Scudder Daily Assets Fund Institutional (cost $255,433,125)*	255,433,125
Repurchase agreement, at value (cost $121,719,000)	121,719,000
Total investments in securities, at value (cost $4,203,568,402)	4,182,549,734
Cash	1,324
Receivable for investments sold	101,108,565
Interest receivable	14,822,764
Receivable for Fund shares sold	375,466
Other assets	47,120
Total assets	4,298,904,973
Liabilities
Payable for investments purchased	29,957,034
Payable for when-issued and forward delivery securities	37,714,434
Payable for investments purchased — mortgage dollar rolls	739,703,330
Payable upon return of securities loaned	255,433,125
Deferred mortgage dollar roll income	332,525
Payable for daily variation margin on open futures contracts	310,250
Payable for Fund shares redeemed	1,574,638
Accrued management fee	1,066,087
Other accrued expenses and payables	1,608,454
Total liabilities	1,067,699,877
Net assets, at value	$ 3,231,205,096
Net Assets
Net assets consist of: Undistributed net investment income	10,876,963
Net unrealized appreciation (depreciation) on: Investments	(21,018,668)
Futures	(2,187,609)
Accumulated net realized gain (loss)	(159,848,542)
Paid-in capital	3,403,382,952
Net assets, at value	$ 3,231,205,096

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2005 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price(a) per share ($2,947,863,246 ÷ 198,047,457 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.88
Class S Net Asset Value, offering and redemption price(a) per share ($283,341,850 ÷ 19,061,246 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.86

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2005
Investment Income
Income: Interest	$ 136,306,842
Interest — Scudder Cash Management QP Trust	14,357,948
Mortgage dollar roll income	8,013,932
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	318,471
Total Income	158,997,193
Expenses: Management fee	13,671,125
Services to shareholders	4,041,548
Custodian and accounting fees	621,545
Auditing	88,888
Legal	63,614
Trustees' fees and expenses	81,765
Reports to shareholders	129,356
Registration fees	22,140
Other	492,215
Total expenses, before expense reductions	19,212,196
Expense reductions	(36,655)
Total expenses, after expense reductions	19,175,541
Net investment income	139,821,652
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,932,709
Futures	185,425
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
4,118,134
Net unrealized appreciation (depreciation) during the period on: Investments	(47,100,857)
Futures	(1,563,164)
(48,664,021)
Net gain (loss) on investment transactions	(44,545,887)
Net increase (decrease) in net assets resulting from operations	$ 95,275,765

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended September 30, 2005
Cash flows from operating activities
Investment income received	$ 148,973,629
Mortgage dollar roll income received	8,013,932
Payment of operating expenses	(19,593,793)
Proceeds from sale and maturities of investments	10,582,120,267
Purchases of investments	(10,890,624,802)
Net (purchases) sales of short-term investments	202,540,947
Net receipt (payment) for daily variation margin on futures contracts	(1,377,739)
Cash provided (used) by operating activities	$ 30,052,441
Cash flows from financing activities
Net increase (decrease) in payable for investments purchased — mortgage dollar rolls	$ 412,137,168
Distributions paid (net of reinvestment of distributions)	(53,034,301)
Proceeds from shares sold	120,881,818
Cost of shares redeemed	(510,045,802)
Cash provided (used) by financing activities	(30,061,117)
Increase (decrease) in cash	(8,676)
Cash at beginning of period	10,000
Cash at end of period	$ 1,324
Reconciliation of net increase (decrease) in net assets from operations to cash provided (used) by operating activities
Net increase (decrease) in net assets resulting from operations	$ 95,275,765
Net (increase) decrease in cost of investments	29,806,300
Net (increase) decrease in unrealized appreciation/depreciation on investments	47,100,857
(Increase) decrease in receivable for investments sold	(39,668,107)
(Increase) decrease in interest receivable	1,263,436
Increase (decrease) in payable for investments purchased	(236,488,345)
Increase (decrease) in payable for daily variation margin on open futures contracts	262,282
Increase (decrease) in accrued expenses and payables	(418,252)
Increase (decrease) in other assets	(47,120)
Increase (decrease) in payable upon return of securities loaned	132,965,625
Cash provided (used) by operating activities	$ 30,052,441

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2005	2004
Operations: Net investment income	$ 139,821,652	$ 124,253,537
Net realized gain (loss) on investment transactions	4,118,134	21,007,200
Net unrealized appreciation (depreciation) during the period on investment transactions	(48,664,021)	(22,677,233)
Net increase (decrease) in net assets resulting from operations	95,275,765	122,583,504
Distributions to shareholders from: Net investment income: Class AARP	(140,991,332)	(136,470,382)
Class S	(13,916,486)	(13,565,542)
Fund share transactions: Proceeds from shares sold	120,849,043	158,672,503
Reinvestment of distributions	101,873,517	98,220,026
Cost of shares redeemed	(509,170,604)	(668,751,357)
Redemption fees	4,195	—
Net increase (decrease) in net assets from Fund share transactions	(286,443,849)	(411,858,828)
Increase (decrease) in net assets	(346,075,902)	(439,311,248)
Net assets at beginning of period	3,577,280,998	4,016,592,246
Net assets at end of period (including undistributed net investment income of $10,876,963 and $11,017,012, respectively)	$ 3,231,205,096	$ 3,577,280,998

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.15	$ 15.26	$ 15.44	$ 15.32	$ 14.60
Income (loss) from investment operations: Net investment income[b]	.62	.50	.48	.72	.91
Net realized and unrealized gain (loss) on investment transactions	(.20)	.00*	(.02)	.23	.72
Total from investment operations	.42	.50	.46	.95	1.63
Less distributions from: Net investment income	(.69)	(.61)	(.64)	(.83)	(.91)
Redemption fee	.00*	—	—	—	—
Net asset value, end of period	$ 14.88	$ 15.15	$ 15.26	$ 15.44	$ 15.32
Total Return (%)	2.86	3.38[c]	3.01	6.47	11.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,948	3,247	3,649	3,987	3,875
Ratio of expenses before expense reductions (%)	.56	.64	.70	.70	.71
Ratio of expenses after expense reductions (%)	.56	.57	.70	.70	.71
Ratio of net investment income (%)	4.09	3.32	3.13	4.76	6.06
Portfolio turnover rate (%)[d]	105	206	281	351	203

[a] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates including mortgage dollar roll transactions were 300%, 302%, 499%, 384% and 231% for the periods ended September 30, 2005, 2004, 2003, 2002 and 2001 respectively.

* Amount is less than $.005.

Class S
Years Ended September 30,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.14	$ 15.26	$ 15.44	$ 15.32	$ 14.61
Income (loss) from investment operations: Net investment income[b]	.61	.49	.48	.72	.91
Net realized and unrealized gain (loss) on investment transactions	(.21)	.00*	(.02)	.23	.72
Total from investment operations	.40	.49	.46	.95	1.63
Less distributions from: Net investment income	(.68)	(.61)	(.64)	(.83)	(.92)
Redemption fee	.00*	—	—	—	—
Net asset value, end of period	$ 14.86	$ 15.14	$ 15.26	$ 15.44	$ 15.32
Total Return (%)	2.77	3.31[c]	3.01	6.47	11.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	283	330	368	455	399
Ratio of expenses before expense reductions (%)	.60	.68	.70	.70	.72
Ratio of expenses after expense reductions (%)	.60	.64	.70	.70	.72
Ratio of net investment income (%)	4.05	3.25	3.13	4.76	6.05
Portfolio turnover rate (%)[d]	105	206	281	351	203

[a] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates including mortgage dollar roll transactions were 300%, 302%, 499%, 384% and 231% for the periods ended September 30, 2005, 2004, 2003, 2002, 2001, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is a diversified series of Scudder Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $149,900,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($9,280,000), September 30, 2008 ($99,970,000), September 30, 2012 ($34,930,000) and September 30, 2013 ($5,720,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through September 30, 2005, the Fund incurred approximately $12,632,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 11,209,487
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (149,900,000)
Net unrealized appreciation (depreciation) on investments	$ (21,092,038)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2005	2004
Distributions from ordinary income*	$ 154,907,818	$ 150,035,924

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at September 30, 2005.

B. Purchases and Sales of Securities

During the year ended September 30, 2005, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $2,886,130,388 and $3,125,443,884, respectively. Purchases and sales of US Treasury obligations aggregated $829,583,297 and $762,348,446, respectively. Purchases and sales of mortgage dollar rolls aggregated $6,936,841,513 and $6,713,450,023, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% of the first $5,000,000,000 of the Fund's average daily net assets, 0.385% of the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

Effective October 1, 2003 through December 31, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.75% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering costs).

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend paying agent functions to DST. SSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2005, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2005
Class AARP	$ 3,090,992	$ 761,070
Class S	431,203	106,323
	$ 3,522,195	$ 867,393

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained a third-party service provider to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended September 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $495,267, of which $57,415 is unpaid at September 30, 2005.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended September 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $16,320, of which $4,680 is unpaid at September 30, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended September 30, 2005, the Advisor agreed to reimburse the Fund $35,831, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2005, the Fund's custodian fees were reduced by $824 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	6,153,351	$ 92,878,158	7,223,244	$ 109,384,186
Class S	1,854,471	27,970,885	3,282,675	49,288,317
		$ 120,849,043		$ 158,672,503
Shares issued to shareholders in reinvestment of distributions
Class AARP	5,995,715	$ 90,340,581	5,758,258	$ 87,018,357
Class S	766,446	11,532,936	741,649	11,201,669
		$101,873,517		$ 98,220,026
Shares redeemed
Class AARP	(28,383,433)	$ (428,296,535)	(37,819,415)	$ (572,902,119)
Class S	(5,364,575)	(80,874,069)	(6,339,177)	(95,849,238)
		$ (509,170,604)		$ (668,751,357)
Redemption fees		$ 4,195		$ —
Net increase (decrease)
Class AARP	(16,234,367)	$ (245,073,854)	(24,837,913)	$ (376,499,576)
Class S	(2,743,658)	(41,369,995)	(2,314,853)	(35,359,252)
		$ (286,443,849)		$ (411,858,828)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Payments Made by Affiliates

During the year ended September 30, 2005, the Advisor fully reimbursed the Fund $8,293 for losses incurred in violation of investment restrictions.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Income Trust and the Shareholders of Scudder GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder GNMA Fund (the "Fund") at September 30, 2005, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 25, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were equal to the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were equal to the median (3rd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one, three and five year periods ended June 30, 2005, the Fund's performance (Class AARP shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund underperformed its benchmark in the one, three and five year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4,6] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4,6] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4,6] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

6 Elected on September 29, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AGNMX	SGINX
Fund Number	193	393
Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2005, Scudder Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                SCUDDER GNMA FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

     Services that the Fund's Independent Registered Public Accounting Firm
                               Billed to the Fund

------------- ------------ -------------- --------- -------------------
 Fiscal Year   Audit Fees  Audit-Related  Tax Fees         All
    Ended       Billed       Fees Billed  Billed to   Other Fees Billed
September 30,   to Fund        to Fund       Fund        to Fund
------------- ------------ -------------- --------- -------------------
2005            $88,000         $225          $0            $0
------------- ------------ -------------- --------- -------------------
2004            $79,500         $185        $7,600          $0
------------- ------------ -------------- --------- -------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

     Services that the Fund's Independent Registered Public Accounting Firm
          Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

-------------- --------------------- ---------------------- -------------------
                  Audit-Related                                     All
                  Fees Billed to      Tax Fees Billed to     Other Fees Billed
 Fiscal Year       Adviser and            Adviser and         to Adviser and
    Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
September 30,   Service Providers      Service Providers    Service Providers
-------------- --------------------- ---------------------- -------------------
2005                 $309,400              $136,355                 $0
-------------- --------------------- ---------------------- -------------------
2004                 $613,907                 $0                    $0
-------------- --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

-------------- --------------- --------------- -------------------------------
                               Total Non-Audit
                               Fees billed to
                                Adviser and
                                 Affiliated
                                Fund Service
                                 Providers
                                (engagements    Total Non-Audit
                                  related        Fees billed to
                               directly to the    Adviser and
                               operations and    Affiliated Fund
                   Total         financial     Service Providers
               Non-Audit Fees    reporting         (all other      Total of
 Fiscal Year   Billed to Fund    of the Fund)      engagements)    (A), (B)
    Ended
September 30,        (A)             (B)                (C)        and (C)
-------------- --------------- --------------- -------------------------------
2005                 $0            $136,355           $89,635     $225,990
-------------- --------------- --------------- -------------------------------
2004               $7,600             $0            $1,356,816   $1,364,416
-------------- --------------- --------------- -------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                 Scudder GNMA Fund, a series of Scudder Income Trust

By:                         /s/Vincent J. Esposito
                            ---------------------------
                            Vincent J. Esposito
                            President

Date:                       December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                 Scudder GNMA Fund, a series of Scudder Income Trust

By:                         /s/Vincent J. Esposito
                            ---------------------------
                            Vincent J. Esposito
                            President

Date:                       December 2, 2005

By:                         /s/Paul Schubert
                            ---------------------------
                            Paul Schubert
                            Chief Financial Officer and Treasurer

Date:                       December 2, 2005